UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2008

CPS TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

Registrant`s telephone number, including area code		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c)) under the
Exchange Act (17 CFR 240.13e-4( c)).

5.02 Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On June 13, 2008, H. Kent Bowen retired by way of resignation from the Company`s Board of Directors. His retirement from the Board of Directors coincides with his retirement from the faculty of the Harvard Business School and his family`s move from the Boston area to Washington State.

On June 13, 2008 the Company`s Board of Directors elected Daniel C. Snow, Assistant Professor of Business Administration at the Harvard Business School, to the Company`s Board of Directors.

The Company issued a press release relating to these two changes on June 13, 2008; the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CPS Technologies Corporation (Registrant)
Date: June 13, 2008	/s/ Grant C. Bennett Grant C. Bennett President and Treasurer (Principal Executive Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press released dated June 13, 2008 from CPS Technologies Corporation announcing changes in the Company`s Board of Directors